UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2006

EMC INSURANCE GROUP INC
(Exact name of registrant as specified in its charter)

Iowa	0-10956	42-6234555
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Mulberry Street, Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

(515) 280-2902
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 6, 2006, the Board of Directors of EMC Insurance Group Inc. approved the terms of compensation to be paid to non-employee directors for the ensuing year, effective as of May 25, 2006 (the date of the Company’s Annual Meeting of Stockholders). Compensation for non-employee directors includes an annual retainer of $9,000, board and committee meeting attendance fees of $1,200 per meeting and reimbursement of travel and business expenses. In addition, the chair of the board of directors shall receive an annual fee of $3,000 and the chair(s) of each board committee, excluding the audit committee, shall receive an annual fee not to exceed $3,000 (with the exact amount to be established by the board of directors). The board of directors did not change the $4,000 annual fee currently paid to the chair of the joint audit committee (which includes the audit committee of the Company’s parent company, Employers Mutual Casualty Company). The non-employee directors are also eligible to participate in Employers Mutual’s Non-Employee Director Stock Option Plan. Under this plan, directors are granted an option to purchase the Company’s common stock in an amount up to 100 percent of their annual retainer at an option price equal to 75 percent of the fair market value of the common stock on the option exercise date.

The Private Securities Litigation Reform Act of 1995 provides issuers the opportunity to make cautionary statements regarding forward-looking statements. Accordingly, any forward-looking statement contained in this report is based on management’s current beliefs, assumptions and expectations of the Company’s future performance, taking into account all information currently available to management. These beliefs, assumptions and expectations can change as the result of many possible events or factors, not all of which are known to management. If a change occurs, the Company’s business, financial condition, liquidity, results of operations, plans and objectives may vary materially from those expressed in the forward-looking statements. The risks and uncertainties that may affect the actual results of the Company include, but are not limited to the following: catastrophic events and the occurrence of significant severe weather conditions; the adequacy of loss and settlement expense reserves; state and federal legislation and regulations; changes in our industry, interest rates or the performance of financial markets and the general economy; rating agency actions and other risks and uncertainties inherent to the Company’s business. When we use the words “believe”, “expect”, “anticipate”, “estimate”, or similar expressions, we intend to identify forward-looking statements. You should not place undue reliance on these forward-looking statements.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC INSURANCE GROUP INC.
Registrant

/s/ Bruce G. Kelley
Bruce G. Kelley
President & Chief Executive Officer

/s/ Mark E. Reese
Mark E. Reese
Senior Vice President and
Chief Financial Officer

March 8, 2006